                                                                EXHIBIT 99.5
                                                                ------------

     THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 11 HEREOF. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED, ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
     THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART NOR THE WARRANT EXERCISED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2 AND SECTION 11 HEREOF.


                            OXIS INTERNATIONAL, INC.

                        WARRANT TO PURCHASE COMMON STOCK

     OXIS International, Inc, a Delaware corporation (the "Company"), hereby certifies that, for value received, H.J. Meyers & Co., Inc., the registered holder hereof, or its registered assigns ("Investor"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof but not after 5:00 P.M., Portland time, on the Expiration Date (as defined herein), One Hundred and Five Thousand, Seven Hundred and Seventy Eight (105,778) fully paid nonassessable shares (the "Warrant Shares") of Common Stock (as defined herein) of the Company (as adjusted from time to time as provided in this Warrant) at an initial purchase price of U.S. $1.875 per share in lawful money of the United States.

     Section 1.  (a)  Definitions.  The following words and terms as used in
                      ------------
this Warrant shall have the following meanings:

          "Common Stock" means (a) the Company's common stock and (b) any
           ------------
capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

          "Expiration Date" means December 10, 2001.
           ---------------

          "Warrant Exercise Price" shall initially be U.S.$1.875 per share and
           ----------------------
shall be adjusted and readjusted from time to time to the extent as provided in this Warrant.

          (b) Other Definitional Provisions. (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

               (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

               (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     Section 2.  Exercise of Warrant.  (a) Subject to the terms and conditions
                 -------------------
hereof, this Warrant may be exercised, in whole or in part, at any time during normal business hours on or after the opening of business on the date hereof and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check or otherwise as permitted by Section 2(c) hereof, for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Portland, Oregon (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 11 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the holder, shall be delivered to, or as directed by such holder within a reasonable time, not exceeding 15 days, after such rights shall have been so exercised.

          (b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (x) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised, and (y) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

         (c) Payment of the Warrant Exercise Price may be made, where permitted by law, by any of the following methods:

             (1) In cash or by certified or official bank check;

             (2) by cancellation of indebtedness of the Company to the holder of the Warrant;

             (3) by waiver of compensation due or accrued to holder of the Warrant for services rendered;

             (4) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the holder of the Warrant and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the holder of the Warrant irrevocably elects to exercise the Warrant and to sell a portion of the Warrant Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the exercise price directly to the Company; or

             (5) provided that a public market for the Company's stock exists, through a "margin" commitment from the holder of the Warrant and an NASD Dealer whereby the holder of the Warrant irrevocably elects to exercise this Warrant and to pledge the Warrant Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the exercise price directly to the Company.

     Section 3.  Covenants as to Common Stock. The Company covenants and agrees
                 ----------------------------
that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant.

     Section 4.  Adjustment of Warrant Exercise Price Upon Stock Splits,
                 -------------------------------------------------------
Dividends, Distributions and Combinations; and Adjustment of Number of Shares.
------------------------------------------------------------------------------
(a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased in each case by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action and the denominator of which shall be the number of shares of

Common Stock outstanding immediately after such action, and the product so obtained shall thereafter be the Warrant Exercise Price.

          (b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 4, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment .

     Section 5.  Notice of Adjustment of Warrant Exercise Price. Upon any
                 ----------------------------------------------
adjustment of the Warrant Exercise Price, the Company shall give notice thereof to the registered holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. In the event of a merger, consolidation or reorganization of the Company with or into another corporation or corporations in which the Company is not the surviving entity (other than a mere reincorporation transaction), a sale of all or substantially all of the assets of the Company, or a transaction in which the Company issues shares representing more than fifty percent (50%) of the voting power in the Company immediately after giving effect to such transaction, the Company shall give notice thereof to the registered holder of this Warrant at least ten (10) business days prior to the consummation of such transaction.

     Section 6.  Computation of Adjustments.  Upon each computation of an
                 --------------------------
adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share).

     Section 7.  No Change in Warrant Terms on Adjustment.  Irrespective of any
                 ----------------------------------------
adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

     Section 8.  Taxes.  The Company shall not be required to pay any tax or
                 -----
taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Warrant.

     Section 9.  Warrant Holder Not Deemed a Shareholder. No holder, as such, of
                 ---------------------------------------
this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

     Section 10.  No Limitation on Corporate Action. No provisions of this
                  ---------------------------------
Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

     Section 11. Transfer; Opinions of Counsel; Restrictive Legends.
                 ---------------------------------------------------

             (a) Prior to any sale, transfer or other disposition of this Warrant or the Warrant Shares, the holder thereof will give ten (10) days' notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, if such transfer is not registered under the Securities Act of 1933, as amended ("Securities Act"), shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel (reasonably satisfactory to the Company) for such holder, stating whether, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act.

             (b) If such sale, transfer or other disposition may in the opinion of such counsel be effected without registration under the Securities Act, such holder shall thereupon be entitled to the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such holder shall not be entitled to so transfer this Warrant, or the Warrant Shares unless the Company shall have filed a registration statement relating to such proposed transfer and such registration statement has become effective under the Securities Act; provided, however, notwithstanding the foregoing, the Company shall under no circumstances be obligated to file such a registration statement relating to the transfer of this Warrant or the Warrant Shares.

             (c) Any Warrant Shares issued pursuant to the exercise of this Warrant may bear one or more of the legends in similar form to the legend set forth on this Warrant.

     Section 12.  Exchange of Warrant.  This Warrant is exchangeable upon the
                  -------------------
surrender hereof by the holder hereof at such office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     Section 13.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant
                  --------------------------------------------
is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     Section 14.  Representations of Holder.  The holder of this Warrant, by the
                  -------------------------
acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same. Investor represents that it is an "accredited investor" as such term is defined under Regulation D of the Securities Act. Upon exercise of this Warrant, the holder will confirm in writing, in form reasonably satisfactory to the Company, the holder's investment intent.

     Section 15.  Notice.  All notices and other communications under this
                  ------
Warrant shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or (ii) delivered by hand, (c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

          (i)  if to the Company, to it at:

                    OXIS International, Inc.
                    Corporate Headquarters
                    6040 N. Cutter Circle, Suite 317
                    Portland, Oregon 97217-3935
                    Attention:  Ray R. Rogers, Chairman
                    Telephone:  (503) 283-3911
                    Telecopier: (503) 283-4058

               with a copy to:

                    Jackson Tufts Cole & Black, LLP
                    60 South Market Street
                    San Jose, CA 95113
                    Attention:  Richard Scudellari, Esq.
                    Telephone:  (408) 998-1952
                    Telecopier: (408) 998-4889

          (ii) if to Investor, to it at the address set forth below Investor's signature on the signature page hereof.

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telecopier or telephone number, shall not be deemed furnished, until received.

     Section 16.  Indemnification.  In the event any of the Warrant Shares (for
                  ---------------
purposes of this Section 16, the "Registrable Securities") are included in a Registration Statement filed by the Company with the Securities and Exchange Commission (a "Registration Statement"):

          (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, employees, agents and each person who control any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 16(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 16(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available to the Indemnified Person by the Company, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any permitted transfer of the Registrable Securities by the Investor pursuant to this Warrant.

             (b) In connection with any Registration Statement of the Company in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 16(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to
Section 16(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 16(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Warrant for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to this Warrant. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 16(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

             (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 16 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 16, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investor if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 16, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

     Section 17.  Miscellaneous.  This Warrant and any term hereof may be
                  -------------
changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of Oregon.

     Section 18. Date.  The date of this Warrant is December 10, 1996. This
                 ----
Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 11 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.



                              OXIS INTERNATIONAL, INC.



                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------


ACCEPTED.
---------


H.J. MEYERS & CO., INC.


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------
Address: 180 Maiden Lane
         New York, NY 10038

                              EXHIBIT A TO WARRANT
                              --------------------


                               SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER DESIRES TO EXERCISE THIS WARRANT



                            OXIS INTERNATIONAL, INC.

     The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith makes payment of U.S. $_______________, the aggregate Warrant Exercise Price of such Warrant Shares in full.

     The undersigned represents that it is purchasing the Warrant Shares for its own account for investment and not with a view to, or sale in connection with, any distribution hereof, nor with any present intention of distributing the same. The undersigned represents that it is an "accredited investor" as such term is defined under Regulation D of the Securities Act of 1933, as amended ("Securities Act"). The Warrant Shares may not be sold, pledged, transferred, hypothecated, or otherwise disposed of except pursuant to an effective registration thereof under the Securities Act, or unless the Company shall have received an opinion of counsel satisfactory to the Company that such registration is not required.

                               INVESTOR:


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------

                               Address:
                                       -------------------------

                               ---------------------------------

                               ---------------------------------

                               Number of Warrant Shares Being Purchased:

                               ---------------------------------

Dated:  ______________, 199___.


                              Exhibit A - Page 1